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                                                                    EXHIBIT 23.1


                         Consent of Independent Auditors

We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 333-64462) pertaining to the 401(k) Plan of Certegy Inc. of our report dated June 24, 2002, with respect to the financial statements of the Certegy Inc. 401(k) Plan included in this Annual Report (Form 11-K) for the period from July 3, 2001 (inception) through December 31, 2001.


/s/ Ernst & Young LLP

Atlanta, Georgia
June 24, 2002